Exhibit 99.1

Cause No. 09-02404

RED OAK PARTNERS, LLC,	§	IN THE DISTRICT COURT
PINNACLE FUND, LLLP, RED OAK	§
FUND, LP, and JEFFREY S. JONES,	§
Derivatively on Behalf of CLST	§
HOLDINGS, INC., and on Behalf of	§
Themselves,	§
§
Plaintiffs,	§
§
VS.	§
	§	DALLAS COUNTY, TEXAS
ROBERT A. KAISER, TIMOTHY S.	§
DURHAM, and DAVID TORNEK,	§
§
Defendants,	§
§
and	§
§
CLST HOLDINGS, INC., a Delaware	§
corporation,	§
§
Nominal Defendant.	§	134th JUDICIAL DISTRICT

STIPULATION AND AGREED TEMPORARY INJUNCTION

WHEREAS, on February 24, 2010, the 134th Judicial District Court issued its Temporary Restraining Order and Order Granting Motion for Expedited Discovery (“TRO”) in the above-referenced matter.

WHEREAS, the TRO restrained Defendants CLST Holdings, Inc., Robert Kaiser, Timothy Durham, and David Tornek from filing a Certificate of Dissolution for CLST Holdings, Inc. on or before midnight on March 10, 2010 or until further order. The order also required expedited discovery in connection with the temporary injunction hearing.

WHEREAS, in order to avoid the time and expense of litigation concerning this issue, the parties stipulate as follows:

1.             On or before March 5, 2010, CLST Holdings, Inc. will send notice of its intent to file a Certificate of Dissolution with the Delaware Secretary of State on March 26, 2010. That notice shall indicate that CLST Holdings, Inc.’s Certificate of Dissolution filed with the Delaware Secretary of State will not be effective until June 24, 2010.

2.             CLST Holdings, Inc. agrees to be temporarily enjoined from filing a Certificate of Dissolution with the Delaware Secretary of State inconsistent with the notice provisions described above in Paragraph 1 absent the Red Oak Plaintiffs’ consent.

3.             Accordingly, all discovery set forth in the TRO is mooted as is the need for a temporary injunction hearing on March 9, 2010. The Red Oak Plaintiffs also agree to withdraw the following discovery requests during the duration of the temporary injunction: Plaintiffs’ Second Set of Requests for Production to Defendant CLST Holdings, Inc.; Plaintiffs’ Second Set of Requests for Production to Defendant Robert Kaiser; Plaintiffs’ Second Set of Requests for Production to Defendant Timothy Durham; Plaintiffs’ Second Set of Requests for Production to Defendant David Tornek; Notice of Intention to Take Oral Deposition of Defendant Robert Kaiser; Notice of Intention to Take Deposition of Defendant Timothy Durham; and Notice of Intention to Take Oral Deposition of Defendant David Tornek.

4.             Bond is stipulated in support of the temporary injunction in the amount of ten dollars.

DATED: ~~February~~ March 1, 2010	Respectfully submitted,

/s/ George C. Aguilar w/permission by Andrew D. Graham

JOE KENDALL

State Bar No. 11260700

HAMILTON P. LINDLEY

State Bar No. 24044838

KENDALL LAW GROUP, LLP

3232 McKinney Avenue, Suite 700

Dallas, TX 75204

Telephone: (214) 744-3000

Facsimile: (214) 744-3015

ROBBINS UMEDA LLP

BRIAN J. ROBBINS

GEORGE C. AGUILAR

ASHLEY R. PALMER

JAY N. RAZZOUK

600 B Street, Suite 1900

San Diego, CA 92101

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Attorneys for Plaintiffs

DATED: ~~February~~ March 1, 2010
/s/ Lewis T. Leclair w/permission by Andrew D. Graham
LEWIS T. LECLAIR State Bar No. 12072500 MCKOOL SMITH, P.C. 300 Crescent Court, Suite 1500 Dallas, TX 75201 Telephone: (214) 978-4000 Facsimile: (214) 978-4044 Attorneys for Defendant Robert A. Kaiser

DATED: ~~February~~ March 1, 2010
/s/ Ken Carroll w/permission by Andrew D. Graham

KEN CARROLL

State Bar No. 03888500

CARRINGTON, COLEMAN, SLOMAN &

BLUMENTHAL L.L.P.

901 Main Street, Suite 5500

Dallas, TX 75202

Telephone: (214) 855-3000

Facsimile: (214) 855-1333

Attorneys for Defendant Timothy S. Durham

DATED: ~~February~~ March 1, 2010	/s/ Michael A. Swartzendruber w/permission by Andrew D. Graham

MICHAEL A. SWARTZENDRUBER

State Bar No. 19557702

FULBRIGHT & JAWORSKI L.L.P.

2200 Ross Avenue, Suite 2800

Dallas, TX 75201-2784

Telephone: (214) 855-8000

Facsimile: (214) 855-8200

Attorneys for Defendant David Tornek

DATED: ~~February~~ March 1, 2010
/s/ Mark T. Josephs

MARK T. JOSEPHS

State Bar No. 11031400

JEFFREY M. SONE

State Bar No. 18844700

ANDREW D. GRAHAM

State Bar No. 24041002

JACKSON WALKER L.L.P.

901 Main Street, Suite 6000

Dallas, TX 75202

Telephone: (214) 953-6000

Facsimile: (214) 953-5822

Attorneys for Defendant CLST Holdings, Inc.

ORDER

In accordance with the foregoing Stipulation, IT IS ORDERED that:

1.             On or before March 5, 2010, CLST Holdings, Inc. will send notice of its intent to file a Certificate of Dissolution with the Delaware Secretary of State on March 26, 2010. That notice shall indicate that CLST Holdings, Inc.’s Certificate of Dissolution filed with the Delaware Secretary of State will not be effective until June 24, 2010.

2.             CLST Holdings, Inc. agrees to be temporarily enjoined from filing a Certificate of Dissolution with the Delaware Secretary of State inconsistent with the notice provisions described above in Paragraph 1 absent the Red Oak Plaintiffs’ consent.

3.             Accordingly, all discovery set forth in the TRO is mooted as is the need for a temporary injunction hearing on March 9, 2010. The Red Oak Plaintiffs also agree to withdraw the following discovery requests during the duration of the temporary injunction: Plaintiffs’ Second Set of Requests for Production to Defendant CLST Holdings, Inc.; Plaintiffs’ Second Set of Requests for Production to Defendant Robert Kaiser; Plaintiffs’ Second Set of Requests for Production to Defendant Timothy Durham; Plaintiffs’ Second Set of Requests for Production to Defendant David Tornek; Notice of Intention to Take Oral Deposition of Defendant Robert Kaiser; Notice of Intention to Take Deposition of Defendant Timothy Durham; and Notice of Intention to Take Oral Deposition of Defendant David Tornek.

4.             Bond is stipulated in support of the temporary injunction in the amount of ten dollars.

DATED:	March 2, 2010	/s/ Honorable James M. Stanton
HONORABLE JAMES M. STANTON DISTRICT JUDGE